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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-9601

      Date of Report (date of earliest event reported): October 6, 2004


                            FALCON PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)

              DELAWARE                                 43-0730877
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

        9387 DIELMAN INDUSTRIAL DRIVE
             ST. LOUIS, MISSOURI                         63132
  (Address of principal executive offices)             (Zip Code)



                               (314) 991-9200
            (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act.
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.



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ITEM 8.01.        OTHER EVENTS

                  Attached and incorporated herein by reference as Exhibit
99.1 is a press release issued by Falcon Products, Inc. on October 6, 2004 announcing a refinancing of its existing credit facilities. The information furnished in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit
Number   Description
------   -----------

99.1     Press release of Falcon Products, Inc. dated October 6, 2004




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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 7, 2004

                                  FALCON PRODUCTS, INC.



                                  By: /s/ Gene Fleetwood
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                                     Gene Fleetwood
                                     Vice President and Chief Financial Officer







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